UNITED STATES

SECURITIES EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: February 16, 2010

ARTVENTIVE MEDICAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-144226	26-0148468
State or other jurisdiction of incorporation	Commission File Number	IRS Identification No.

1797 Playa Vista

San Marcos, CA 92078

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code:  (760) 471-7700

URANIUM PLUS RESOURCE CORPORATION

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On January 8, 2009, the Company entered into an Asset Purchase Agreement (the “Agreement”) with ArtVentive, Inc., a California corporation (“ArtVentive”).  Under the terms of the Agreement, ArtVentive agreed to sell to the Company substantially all of the assets of ArtVentive in exchange for 21,430,200 restricted shares of the Company’s common stock issued to the shareholders of ArtVentive.   The transactions was reported on Form 8K filed January 11, 2010.  Following completion of the terms set out in the Agreement, on February 26, 2010, the Company has issued 21,430,200 restricted shares of common stock.

Item 5.01 Changes in Control of Registrant

Pursuant to the Agreement as reported above in Item 3.02, the Company has issued 21,430,200 restricted common shares as follows:  Leon Rudakov received 10,715,100 and Philippe Gailloud received 10,715,100.  Following this distribution, Mr. Rudakov and Mr. Gailloud each own 25% of the issued and outstanding stock.  Mr. Rudakov and Mr. Gailloud received their shares in exchange for assets of ArtVentive, of which Mr. Rudakov and Mr. Gailloud were the sole shareholders.  As set forth as a term of the Agreement, Mr. Rudakov was appointed CEO, CTO and to the Board of Directors.  Immediately prior to completion of the Agreement and the distribution of shares, the Company was classified as a shell company, as that term is defined in Rule 12b-2 under the Exchange Act.  Therefore, the Company is providing information that would be required in Form 10 under the Exchange Act.  As of February 26, 2010, the Company is not longer considered a shell company.

Section 5.06 – Change in Shell Company Status

As described in Items 3.02 and 5.01 of this Current Report on Form 8K, and as previously reported on the Company’s Current Report on Form 8K, filed with the SEC on April 1, 2009, the Company has completed the acquisition of assets pursuant to an Asset Purchase Agreement.  Immediately following the completion of the terms of the Agreement, the Company on February 26, 2010, the Company ceased to be considered a shell company.

Business

The information required by this item is incorporated herein by reference to the Company’s Form 10K, amendment No. 1, filed with the SEC on April 1, 2009, under the heading Description of Business.

Risk Factors

Not required by Smaller Reporting Companies.

Financial Information

The information required by this item is incorporated herein by reference to the Company’s Form 10q, filed with the SEC on November 16, 2009, under the heading Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Properties

The information required by this item is incorporated herein by reference to the Company’s Form 10K, amendment No. 1, filed with the SEC on April 1, 2009, under the heading Properties.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of December 31, 2008, the beneficial ownership of the Company’s common stock by each of its officers and directors, by each person known by the Company to beneficially own more than 5% of  common stock and by  officers and directors as a group.  Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 21,430,200 shares of common stock issued and outstanding on February 16, 2010.

Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage Ownership of Common Stock
Estate of Scott Houghton 1525 Yew Street Vancouver, B.C. Canada, V6J 3E5	9,702,000	22.64%

Korina Houghton 804 – 1238 Melville Street Vancouver, BC Canada V6E 4N2	4,785,000	11.16%

Philippe Gailloud 525 South Ann Street Baltimore, MD 21231	10,715,700	25%

James Graham Suite 112A – 17624 15th Avenue Mill Creek, Washington, 98012 Director, President	0	0%

Leon Rudakov 1797 Playa Vista San Marcos, CA 92078 CEO, CTO, Director	10,715,700	25%

Officers and Directors as a Group (1)	10,715,700	25%

Securities Authorized for Issuance under Equity Compensation Plans

The Company has not adopted any equity compensation plans since our inception.

Directors and Executive Officers

Executive Officers, Directors and Key Employees

Directors serve until the next annual meeting of the stockholders; until their successors are elected or appointed and qualified, or until their prior resignation or removal.  Officers serve for such terms as determined by the board of directors.  Each officer holds office until such officer’s successor is elected or appointed and qualified or until such officer’s earlier resignation or removal.

The following table sets forth certain information, as of February 26, 2010, with respect to the directors and executive officers.

Name	Positions Held	Age

James Graham	President, Director	59

Leon Rudakov	CEO, CTO, Director

Mr. Graham has held the positions of CEO, President and a director since April 28, 2008.  He resigned as CEO on February 22, 2010, but retained his positions as President and director.  He is expected to hold said offices/positions until the next annual meeting of our stockholders.

Mr. Rukakov was appointed CEO, CTO and director on February 22, 2010.  He is expected to hold said offices/positions until the next annual meeting of our stockholders.

Certain biographical information of our directors and officers is set forth below.

Mr. H. James Graham has acted as President and CEO of a number of successful corporations, including start-up companies. Since 2006, Mr. Graham has developed global business plans and marketing strategies, in addition to drafting and negotiating international management and distribution agreements.   In 2000, Mr. Graham co-founded CyberBroadcastOne Inc., an interactive broadcast company based on the foundation of education, entertainment and commerce.  Mr. Graham served as the President and CEO through 2006.  From 1993 to 2007, he served as a member of the Board of Directors of Kodiak Oil and Gas, an emerging oil and gas company with its head office in Denver, Colorado and operations throughout America.  The Company’s shares were traded on the Venture Stock Exchange (TSX) until 2007, and are now listed on the American Stock Exchange (AMX) under the symbol KOG.  In 1998, Mr. Graham co-founded Pyrotech International Ltd., Singapore, a corporation committed to the development of a revolutionary fire fighting gel recognized globally under the brand name Barricade.  Mr. Graham served as CEO from 1998 to 2000.

Previously, Mr. Graham co-founded and was the President of Tri-Pacific Resources Corporation, Hong Kong, a technology based corporation specializing in onboard power supply and energy management systems.  He also served as President of Hunter Douglas Canada, Inc., the world’s largest vertically integrated supplier of aluminum and home fashions products to the international market.  Hunter Douglas acquired the HJ Graham Company Ltd. in 1989, which was previously founded and headed by Mr. Graham until the acquisition.  Mr. Graham also served on the Board of Directors of Bradbury International, Ltd., a diversified Canadian financial investment corporation, trading on the Vancouver Stock, Exchange.

Dr. Leon Rudakov has more than 25 years experience in R&D, engineering, product development and project management. He holds a Ph.D. in mechanical engineering from the Moscow Institute of Aviation, and completed Business Executive Program at the Fuqua Business School of the Duke University, NC. He held several executive management and R&D positions with international corporations and start-up companies.

In 2003 Dr. Rudakov joined Merlin Medical, a Singapore-based company, where he held the position of vice-president of Research and Development and chief technology officer. He was responsible for the company's business strategy, and directed its product development and regulatory pathway. Under his leadership, the Company developed a new, unique intracranial device for the treatment of intracranial aneurysms with significant potential for the treatment of ischemic disease. He also established the Company intellectual property and led the device development from the initial concept formulation to its production and the clinical studies in several European Union countries. Dr. Rudakov also developed the coronary stent "X'Calibur" and its delivery catheter through to its CE Mark approval and current market presence in Asia.

Dr. Rudakov also served as a Director of Engineering with the Silicon Valley corporation CardioVasc Inc., and led a cross functional group of engineers through the production of several coronary devices, from development to commercial success. Among these CardioVasc projects, Dr. Rudakov led the development of a new coronary stent and delivery system, which subsequently sold to the Japanese corporation "Goodman Co". He also participated in the device regulatory process leading to its approval in Japan.

Additionally, Dr Rudakov, managed development of a coated stent-graft, for the treatment of failing saphenous vein graft (SVG). This device has received CE Mark and is marketed and sold in the EU by the CardioVasc Corporation.

Dr. Rudakov has served as a Regional Director of Operations for Booz Allen & Hamilton, a worldwide leader in management consulting. He managed the company's operations and regional business development, while working with key corporate clients, providing strategic business planning, corporate restructuring and re-engineering.

Since 2009, Dr. Rudakov joined ArtVentive Medical, of Carlsbad, California, as Chief Executive Officer and Chief Technology Officer.

Term of Office

Company directors are elected for one-year terms, to hold office until the next annual general meeting of the shareholders, or until removed from office in accordance with the bylaws of the Company.  Officers are appointed by the board of directors and hold office until removed by the board.

Significant Employees

The Company has no significant employees other than the officers and directors described above.

Employment Agreements

The Company currently has no employment agreements in place.

Audit Committee

The Company does not currently have a standing audit committee, an audit committee financial expert, or any committee or person performing a similar function.  The Corporation has limited working capital and no revenues.  Management does not believe that it would be in the best interest of the Company, at this time to retain independent directors to sit on an audit committee.  When appropriate, the Company will retain independent directors and form an audit, compensation committee and other applicable committees.

Board of Directors

The Company’s directors are also its only corporate officers, and the Company does not have an independent director at this time.  Directors are reimbursed for expenses, if any, for attendance at meetings of the Board of Directors.  The Board of Directors may designate from among its members an executive committee and one or more other committees but has not done so to date.  The Company does not have a nominating committee or a nominating committee charter.  Further, the Company does not have a policy with regard to the consideration of any director candidates recommended by security holders.  To date this has not been a problem as no security holders have made any such recommendations.  Directors perform all functions that would otherwise be performed by committees.  Given the present size of the Board, it is not practical for the Company to have such committees.  The Company plans to expand the Board of Directors at the first opportunity

Compliance with Section 16(a) of the Exchange Act

The Company’s common stock is not registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Accordingly, officers, directors and principal shareholders are not subject to the beneficial ownership reporting requirements of Section 16(a) of the Exchange Act.

Code of Ethics

As of December 31, 2008, the Company has not yet adopted a Code of Ethics.

Executive Compensation

The information required by this item is incorporated herein by reference to the Company’s Form 10K, amendment No. 1, filed with the SEC on April 1, 2009, under the heading Executive Compensation.

Certain Relationship and Related Transactions, and Director Independence

The information required by this item is incorporated herein by reference to the Company’s Form 10K, amendment No. 1, filed with the SEC on April 1, 2009, under the heading Certain Relationship and Related Transactions, and Director Independence.

Legal Proceedings

The information required by this item is incorporated herein by reference to the Company’s Form 10K, amendment No. 1, filed with the SEC on April 1, 2009, under the heading Legal Proceedings.

Market Price of and Dividends of the Registrant’s Common Equity and Related Stockholder Matters

“Bid” and ”ask” prices for the Company’s common stock have been quoted on the Over-The-Counter Bulletin Board (the “OTCBB”) under the symbol “UPLS.OB” since April 3, 2008.  On February 16, 2010, the Company was issued a new symbol, “AVTD.OB” in accordance with its name change and stock split.  However, the Company’s stock has never traded.

As of February 16, 2010, the Company had 35 shareholders of record.

Dividends

The Company has never declared any cash dividends with respect to its common stock.  Future payment of dividends is within the discretion of the board of directors and will depend on the Company’s earnings, capital requirements, financial condition and other relevant factors.  Although there are no material restrictions limiting, or that are likely to limit, the Company’s ability to pay dividends on its common stock, it presently intends to retain future earnings, if any, for use in its business and currently has no intention to offer cash dividends on its common stock.

Recent Sales of Unregistered Securities

On January 8, 2009, the Company entered into an Asset Purchase Agreement (the “Agreement”) with ArtVentive, Inc., a California corporation (“ArtVentive”).  Under the terms of the Agreement, ArtVentive agreed to sell to the Company substantially all of the assets of ArtVentive in exchange for 21,430,200 restricted shares of the Company’s common stock issued to the shareholders of ArtVentive.   The transactions was reported on Form 8K filed January 11, 2010.  Following completion of the terms set out in the Agreement, on February 26, 2010, the Company has issued 21,430,200 restricted shares of common stock.

Description of Registrant’s Securities to be Registered

The information required by this item is incorporated herein by reference to the Company’s Registration Statement on Form SB-2, amendment No. 3, filed with the SEC on October 11, 2007, under the heading Description of Securities.

Indemnification of Directors and Officers

The information required by this item is incorporated herein by reference to the Company’s Definitive Schedule 14C, filed with the SEC on February 8, 2010, under the heading Indemnification.

Financial Statements and Supplementary Data

The financial information required by this item is incorporated herein by reference to the Company’s annual report on Form 10K, amendment No. 1, filed with the SEC on April 1, 2009, and its quarterly reports on Form 10Q, filed with the SEC on May 18, 2009, August 19, 2009 and November 16, 2009.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

SIGNATURES

ARTVENTIVE MEDICAL GROUP, INC.

/s/ Leon Rudakov

Leon Rudakov, CEO